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                                                                    Exhibit 23.1



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the TheraTx Retirement Savings Plan of our report dated January 26, 1998, with respect to the consolidated financial statements and schedule of Vencor, Inc., incorporated by reference in the Form 10 of Vencor, Inc. (Comm. File No. 001-14057) filed with the Securities and Exchange Commission.


                             /s/ Ernst & Young LLP



Louisville, Kentucky
August 12, 1998